Exhibit 99

Exhibit 99

Allscripts Healthcare Solutions

June 2004

© 2004 Allscripts Healthcare Solutions

Safe Harbor

This presentation may contain forward-looking statements about Allscripts Healthcare Solutions that involve risks and uncertainties. These statements are developed by combining currently available information with Allscripts’ beliefs and assumptions. Forward-looking statements do not guarantee future performance. Because Allscripts cannot predict all of the risks and uncertainties that may affect it, or control the ones it does predict, Allscripts’ actual results may be materially different from the results expressed in its forward-looking statements. For a more complete discussion of the risks, uncertainties and assumptions that may affect Allscripts, see the Company’s 2003 Annual Report on Form 10-K, available at www.sec.gov.

© 2004 Allscripts Healthcare Solutions

What We Do & Who We Are . . .

We Provide

Clinical Software, Connectivity & Information Solutions To Physicians

• 330 Employees

• Public (Nasdaq: MDRX)

• Financial Strength

- No Debt

- $53 Million in Cash Reserves

- $105 Million in 2004 Revenue

- Diversified/Multiple Revenue Streams

- The Leader in High Growth Markets

• Culture

- Fast Moving, Client-Focused and Innovative

© 2004 Allscripts Healthcare Solutions

Executive Team

• Glen E. Tullman – Chairman and Chief Executive Officer

• Bill Davis – Chief Financial Officer

• Lee Shapiro – President

• Joe Carey – Chief Operating Officer

© 2004 Allscripts Healthcare Solutions

Our Vision

To Become an Indispensable Part of the Way Physicians Practice Medicine

Why?

Physicians Control 80% of a $1.6 Trillion Annual Spend

© 2004 Allscripts Healthcare Solutions

Our Solutions

Allscripts Healthcare Solutions

© 2004 Allscripts Healthcare Solutions

Automation:

EMR Market Opportunity

• $5 Billion Market

• The Market Has “Tipped”

– < 25% Penetration of Mid to Large Size Groups

– 50% of Groups Purchasing in Next 18 Months*

• What Changed?

– Tools & Technology Is Better

– Physician’s Willingness

– Trends

– Results (Proven, Measurable ROI)

Market has Crossed the Chasm

* source: PricewatershouseCoopers

© 2004 Allscripts Healthcare Solutions

Automation:

TouchWorks EMR—Competitive Advantages

• IDX Relationship Provides Preferred Access to 70% of Large Groups

• Modular Approach Yields Fast Adoption and ROI

• Customer Success ($20K Savings per MD)

© 2004 Allscripts Healthcare Solutions

Automation:

TouchWorks EMR—Results

• Sales Growth In Excess of 52%

• Ranked #1 in KLAS for Ambulatory EMR Report

• 96% of Clients Would Recommend TW

• CUMC Saves $1,000,000 in One Year

• Awards: TEPR

TETHIC

Patient Safety

Microsoft HUG MD of Year

AC Group 5-Star Rating

© 2004 Allscripts Healthcare Solutions

Automation:

TouchWorks EMR—Results

$1.5 MM

$2.7 MM

$2.4 MM

$1.0 MM

$1.3 MM

$1.0 MM

$2.0 MM

218 Deals Worth $29.2 Million

© 2004 Allscripts Healthcare Solutions

Automation:

TouchWorks EMR—Results

$1.5 MM

$2.7 MM

$2.4 MM

$1.0 MM

$1.3 MM

$1.0 MM

$2.0 MM

218 Deals Worth $29.2 Million

© 2004 Allscripts Healthcare Solutions

Automation:

e-Prescribing Market Opportunity

• Significant backing from payors

– federal government – managed care

• Impact proven and understood

– Increased use of generics, medications on formulary

– Impact on patient safety

• Entry point to broader opportunity

– To transactions

– To upgrade in future to IMPACT.MD and TouchWorks

© 2004 Allscripts Healthcare Solutions

Automation:

TouchScript.NET™ eRx—Overview

• Most widely used e-Rx solution

• #1 Volume of Rx’s to RxHub

• .NET version recently launched with Microsoft, HP, Cisco, Capgemini

• Features:

– Sends Rx from exam room directly to pharmacy using Pocket PC

– Instant access to drug interactions and contraindications, dosing information, and insurance formulary status

– Phone calls to and from pharmacies are reduced or eliminated (live with SureScripts)

© 2004 Allscripts Healthcare Solutions

Automation:

TouchScript.NET™ eRx – WellPoint/Microsoft

• One of only two vendors selected

• TouchScript™ available at no charge for 12 months to select Wellpoint physicians

• Started as handheld wireless, may expand into desktops as well

• California, Georgia, Missouri and Wisconsin

• WellPoint is also offering substantial discount to remainder of its network physicians

© 2004 Allscripts Healthcare Solutions

Information/Connectivity—Opportunity

• The Opportunity

– Pharma Industry Marketing Spend = $15 Billion/Year

– Current Market for Online Product Education ~$250mm

• The Pharma Challenge

– Goal = Educate/Influence ~ 200,000 HVP’s

– Challenge = HVP’s Crunched For Time

– 43% of Pharma Detail Calls End at Receptionist

– 50% of Detail Calls Last < 2 Minutes

© 2004 Allscripts Healthcare Solutions

Information/Communication:

Physicians Interactive—Results

• Pioneer/Leading Provider of e-Detailing and Other Online Solutions

• Blue Chip Client Base

– 39 Pharmaceutical, Biotech & Medical Device Companies

– 8 of Top 10 Pharmaceutical Companies

• More Programs Delivered

– 350 Programs for 90 Brands

– 59 International Programs in 8 Countries

• Significant Footprint with Physicians

– 60,000 Unique Physician Participants in U.S.

– > 250,000 Educational Sessions Completed

© 2004 Allscripts Healthcare Solutions

Medication:

Allscripts Direct—Results

• Legacy Business

• Continued Increases In Gross Margin

• Strength in Occupational Health Centers

• Strength in Employers On-Site Delivery

© 2004 Allscripts Healthcare Solutions

Financial Overview:

AHS Revenue Growth Expected to Continue

Growth Segments

Medication Distribution Segment

© 2004 Allscripts Healthcare Solutions

Financial Overview:

Translating into Positive EPS Growth

© 2004 Allscripts Healthcare Solutions

Financial Overview:

Backlog as of March 31, 2004 (in millions)

$50.9 Million

$7.0

TW Maintainance/ Support

$12.6

PI

$10.8

TW/TS Subscriptions

$20.5

TW/AIC License/ Implementation Fees

© 2004 Allscripts Healthcare Solutions

Financial Overview:

Financial Position as of March 31, 2004 (in millions)

Cash and Marketable Securities $ 53.3 No Debt

Accounts Receivable, Net $ 17.3

Other Assets $ 39.7

Total Assets $ 110.3

Accounts Payable & Accrued Liabilities $ 14.8

Deferred Revenue $ 10.4

Other Liabilities $0.3

Total Liabilities $ 25.5

Stockholders’ Equity $ 84.8

Total Liabilities & Stockholders’ Equity $ 110.3

© 2004 Allscripts Healthcare Solutions

Summary

• Physician-Centric

• Competitive Advantage In Key Markets

• Leadership Position in All Businesses

• Strong Sales Momentum in Growing Markets

• Strong Financial Position

• People

Bottom Line

Well Positioned for Growth and Sustained Profitability

© 2004 Allscripts Healthcare Solutions

Allscripts Healthcare Solutions

© 2004 Allscripts Healthcare Solutions